UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: April 30

Date of reporting period: July 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

OREGON MUNICIPALS FUND

FORM N-Q

JULY 31, 2010

LEGG MASON WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 97.8%
Education - 15.0%
Oregon Health & Sciences University Revenue	5.750%	7/1/39	$4,900,000	$5,208,406
Oregon State Facilities Authority Revenue:
Linfield College Project	5.000%	10/1/25	500,000	516,010
Refunding, Willamette University Project	5.000%	10/1/16	510,000	562,423
Senior College in Student Housing Project A, XLCA	5.250%	7/1/25	1,210,000	1,106,303
University Portland Projects	5.000%	4/1/32	3,545,000	3,535,464
Willamette University Project	5.000%	10/1/27	3,700,000	3,777,848
Rogue Community College District Oregon, GO, Refunding, NATL-School Board Guaranty	5.000%	6/15/25	1,000,000	1,066,050
University of the Virgin Islands, Refunding & Improvement, Bonds, ACA	6.250%	12/1/29	500,000	500,385

Total Education				16,272,889

Health Care - 23.5%
Clackamas County, OR, Hospital Facility Authority Revenue:
Gross-Willamette Falls Hospital Project, RADIAN	5.500%	4/1/22	500,000	501,055
Legacy Health System	5.000%	7/15/14	1,000,000	1,073,910	(a)
Legacy Health System	5.750%	5/1/16	500,000	514,165
Legacy Health System	5.250%	5/1/21	1,000,000	1,020,540
Legacy Health System	5.500%	7/15/35	2,300,000	2,417,461
Williamette Falls Hospital Project	6.000%	4/1/19	1,000,000	1,008,060
Deschutes County, OR, Hospital Facilities Authority Hospital Revenue, Cascade Healthcare, AMBAC	5.375%	1/1/35	4,300,000	4,445,082
Hillsboro Hospital Facility Authority Revenue, Tuality Healthcare Project, Radian	5.375%	10/1/31	1,000,000	968,620
Klamath Falls, OR, Inter Community Hospital Authority Revenue, Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	375,000	348,499	(b)
Multnomah County, OR, Hospital Facilities Authority Revenue:
Adventist Health	5.125%	9/1/40	3,500,000	3,560,340
Providence Health Systems	5.250%	10/1/24	500,000	528,010
Oregon State Facilities Authority Revenue, Peacehealth	5.000%	11/1/39	5,000,000	5,156,450
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project	6.700%	5/1/24	1,000,000	1,003,540
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives	5.750%	12/1/20	535,000	541,307
Catholic Health Initiatives	5.500%	3/1/22	215,000	220,265
Catholic Health Initiatives	5.000%	5/1/22	1,000,000	1,038,600
Catholic Health Initiatives	5.000%	5/1/32	1,065,000	1,083,446

Total Health Care				25,429,350

Housing - 5.1%
MFH Revenue Bond Pass-Through Certificates Beneficial Ownership, Pacific Tower Apartments	6.050%	11/1/34	260,000	256,072	(c)
Oregon State Housing & Community Services Department, Mortgage Revenue:
Single-Family Mortgage	5.400%	7/1/27	2,005,000	2,059,035	(c)
Single-Family Mortgage Program	5.050%	7/1/26	3,000,000	3,036,840	(c)
Single-Family Mortgage Program	5.550%	7/1/30	140,000	140,480
Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.450%	3/1/16	45,000	45,011	(c)

Total Housing				5,537,438

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - 7.0%
Oregon State Bond Bank Revenue, Economic & Community Development Department, NATL	5.500%	1/1/26	$125,000	$126,611
Port Morrow, OR, PCR, Portland General Electric Co.	5.000%	5/1/33	2,500,000	2,607,325	(d)
Portland, OR, Economic Development Revenue, Broadway Housing LLC Project	6.500%	4/1/35	3,000,000	3,364,200
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	1,000,000	1,041,190
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc.	6.250%	6/1/26	500,000	395,345	(c)

Total Industrial Revenue				7,534,671

Leasing - 2.2%
Oregon State Department of Administrative Services:
AGM	5.000%	5/1/30	1,000,000	1,040,110
COP	5.000%	5/1/29	1,300,000	1,377,311

Total Leasing				2,417,421

Local General Obligation - 0.5%
Jefferson County GO, School District No. 509J, NATL/FGIC-School Board Guaranty	5.250%	6/15/16	500,000	540,495

Other - 3.4%
Oregon State Department of Administrative Services Lottery Revenue, AGM	5.000%	4/1/19	500,000	544,890
Portland, OR, Urban Renewal & Redevelopment, AMBAC	5.000%	6/15/18	1,000,000	1,111,470
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	2,000,000	1,992,540

Total Other				3,648,900

Power - 3.0%
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	3,000,000	3,216,240

Pre-Refunded/Escrowed to Maturity - 15.5%
Clackamas County GO, Lake Oswego School District No. 7J, NATL	5.000%	6/1/26	500,000	519,560	(e)
Deschutes County GO, Administrative School District No. 1, AGM-School Board Guaranty	5.500%	6/15/18	300,000	313,581	(e)
Eugene Water Revenue, Utilities Systems, AGM	5.875%	8/1/30	500,000	500,000	(e)
Klamath Falls, OR, Inter Community Hospital Authority Revenue, Merle West Medical Center	6.250%	9/1/31	625,000	706,531	(e)
Lane County GO, Eugene School District No. 4J, AGM	5.000%	7/1/17	2,000,000	2,178,320	(e)
Multnomah County GO, Reynolds School District No. 7, School Board Guaranty	5.125%	6/15/20	500,000	521,020	(e)
Multnomah-Clackamas County GO, Centennial School District No. 28-302, FGIC-School Board Guaranty	5.000%	6/15/21	500,000	520,705	(e)
Oregon State Department of Transportation Highway User Tax Revenue	5.500%	11/15/18	1,000,000	1,114,930	(e)
Oregon State Department of Transportation Highway User Tax Revenue	5.375%	11/15/20	500,000	507,180	(e)
Oregon State Department of Transportation Highway User Tax Revenue	5.500%	11/15/20	1,000,000	1,114,930	(e)
Oregon State Facilities Authority Revenue, NATL/FGIC	5.000%	10/1/34	1,240,000	1,436,762	(e)
Oregon State Health, Housing, Educational & Cultural Facilities Authority, Linfield College Project	6.625%	10/1/20	1,000,000	1,019,990	(e)
Tillamook County GO, School District No. 9, AGM- School Board Guaranty	5.250%	6/15/22	500,000	545,870	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity - continued
Tri-County Metropolitan Transportation District Revenue	5.375%	8/1/20	$500,000	$500,000	(e)
Umatilla County Hospital Facility Authority Revenue, Catholic Health Initiatives	5.500%	3/1/22	285,000	308,310	(e)
Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives	5.000%	5/1/32	935,000	1,081,711	(e)
Virgin Islands Public Finance Authority Revenue, Gross Receipts Taxes Loan Notes	6.500%	10/1/24	1,000,000	1,019,830	(e)
Washington County GO, Forest Grove School District No. 15, AGM-School Board Guaranty	5.000%	6/15/21	500,000	520,480	(e)
Washington, Multnomah & Yamill County GO, School District No. 1J, NATL	5.125%	6/1/17	1,135,000	1,180,570	(e)
Yamhill County Hospital Authority, Friendsview Retirement Community	7.000%	12/1/34	1,000,000	1,202,100	(e)

Total Pre-Refunded/Escrowed to Maturity				16,812,380

Special Tax Obligation - 8.3%
Keizer, OR	5.200%	6/1/31	1,815,000	1,839,303
Oregon State Department of Administrative Services:
Lottery Revenue	5.000%	4/1/28	1,000,000	1,087,780
Lottery Revenue	5.000%	4/1/29	1,750,000	1,892,887
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	2,000,000	2,007,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	2,000,000	2,140,420

Total Special Tax Obligation				8,968,090

State General Obligation - 2.5%
Oregon State GO:
State Board of Higher Education	5.000%	8/1/31	2,380,000	2,527,822
Veterans Welfare	5.700%	10/1/32	135,000	135,603

Total State General Obligation				2,663,425

Transportation - 2.4%
Oregon State Department of Transportation, Highway User Tax Revenue, Refunding Senior Lien	5.000%	11/15/19	1,400,000	1,614,480
Port of Portland Airport Revenue, Portland International Airport, AMBAC	5.500%	7/1/18	1,000,000	1,001,460	(c)

Total Transportation				2,615,940

Water & Sewer - 9.4%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty	5.125%	7/1/47	4,000,000	4,037,360
Lane County, OR, Metropolitan Wastewater Management Commission Revenue:
NATL/FGIC	5.000%	11/1/24	275,000	293,326
NATL/FGIC	5.000%	11/1/25	1,940,000	2,057,098
Port of Umatilla, OR, GO, Water Revenue, LOC- Bank of America	6.650%	8/1/22	125,000	126,158	(c)
Portland, OR, Sewer Systems Revenue	5.000%	6/15/33	3,500,000	3,671,360

Total Water & Sewer				10,185,302

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $100,873,367)				105,842,541

SHORT-TERM INVESTMENTS - 1.2%
Education - 0.1%
Puerto Rico Industrial, Tourist Educational, Medical & Environmental Pollution Control Facilities Financing Authority, Ana G. Mendez University Systems Project, LOC-Banco Santander PR	0.230%	8/4/10	100,000	100,000	(f)

General Obligation - 0.9%
Commonwealth of Puerto Rico, GO:

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
General Obligation - continued
Public Improvements, AGM, SPA-Dexia Credit Local	0.190%	8/2/10	$100,000	$100,000	(f)
Refunding, Public Improvements, LOC-Wells Fargo Bank N.A.	0.190%	8/2/10	900,000	900,000	(f)

Total General Obligation				1,000,000

Health Care - 0.2%
Oregon State Health Housing, Educational & Cultural Facilities Authority Revenue, PeaceHealth, LOC-U.S. Bank N.A.	0.290%	8/2/10	180,000	180,000	(f)

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,280,000)				1,280,000

TOTAL INVESTMENTS - 99.0% (Cost - $102,153,367#)				107,122,541
Other Assets in Excess of Liabilities - 1.0%				1,060,491

TOTAL NET ASSETS - 100.0%				$108,183,032

(a)	Maturity date shown represents the mandatory tender date.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.

(e)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
COP	— Certificates of Participation
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
GNMA	— Government National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Authority
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
XLCA	— XL Capital Assurance Inc. - Insured Bonds

Ratings Table*

S&P/Moody’s/Fitch**
AAA/Aaa	14.6%
AA/Aa	30.1
A	38.7
BBB/Baa	9.9
BB/Ba	1.9
CCC/Caa	0.4
A-1/VMIG1	1.2
NR	3.2

100.0%

*	As a percentage of total investments.

**	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 5 through 8 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Bond Ratings (unaudited) (continued)

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR — Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1 —A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Bond Ratings (unaudited) (continued)

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” rated by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” rated by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” rated by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Bond Ratings (unaudited) (continued)

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SC — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Oregon Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount future estimated cash flows to a present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$105,842,541	—	$105,842,541
Short-term investments†	—	1,280,000	—	1,280,000

Total investments	—	$107,122,541	—	$107,122,541

Other financial instruments:
Futures contracts	$(195,709)	—	—	$(195,709)

Total	$(195,709)	$107,122,541	—	$106,926,832

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon.

(d) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,245,178
Gross unrealized depreciation	(276,004)

Net unrealized appreciation	$4,969,174

At July 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	50	9/10	$6,240,228	$6,435,937	$(195,709)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Total
Interest Rate Contracts Risk	$(195,709)	—	$(195,709)

During the period ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$6,224,219

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 27, 2010

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: September 27, 2010